UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2025

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 13, 2025, Asbury Automotive Group, Inc. (the "Company") held its 2025 annual meeting of stockholders. The Company’s stockholders voted on the following four proposals as set forth below.
Proposal 1
The ten director nominees named in the Company's proxy statement were elected, each to hold office until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, based upon the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Thomas J. Reddin	18,318,341	245,921	604,436
Joel Alsfine	18,502,234	62,028	604,436
William D. Fay	18,502,726	61,536	604,436
David W. Hult	18,527,379	36,883	604,436
Juanita T. James	18,292,704	271,558	604,436
Philip F. Maritz	18,352,721	211,541	604,436
Maureen F. Morrison	18,531,965	32,297	604,436
Shamla Naidoo	18,553,972	10,290	604,436
Bridget Ryan-Berman	18,503,821	60,441	604,436
Hilliard C. Terry, III	18,560,658	3,604	604,436

Proposal 2
The proposal to approve an advisory resolution on the compensation of the Company’s named executive officers was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,119,983	440,255	4,024	604,436

Proposal 3
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
19,103,572	63,100	2,026

Proposal 4
The stockholder proposal regarding simple majority vote was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,034,121	7,512,137	18,004	604,436
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: May 15, 2025	By:	/s/ Dean A. Calloway
	Name:	Dean A. Calloway
	Title:	Senior Vice President, General Counsel & Secretary